U.S. Small Business Administration

NOTE

SBA Loan #	748520070-05
SBA Loan Name	INFINITE GROUP, INC
Date	APRIL _10_, 2020
Loan Amount	$957,372.50
Interest Rate	1.00%
Borrower	INFINITE GROUP, INC
Lender	UPSTATE NATIONAL BANK

1.
PROMISE TO PAY:

 In return for the Loan, Borrower promises to pay to the order of Lender the amount of NINE HUNDRED FIFTY-SEVEN THOUSAND THREE HUNDRED SEVENTY-TWO and 50/100 Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2.
DEFINITIONS:

 “Act” means the Coronavirus Aid, Security and Economic Relief Act (Public Law 116-136), enacted March 27, 2020.

 “Loan” means the loan evidenced by this Note.

 “Loan Documents” means the documents related to this Loan signed by Borrower.

 “SBA” means the Small Business Administration, an Agency of the United States of America.

3.
PAYMENT TERMS:

 Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

 Maturity: This Note will mature in two (2) years from date of Note.

 Repayment Terms: The interest rate on this Note is fixed at 1.00% per annum.

 Payments of principal and interest shall be deferred for six (6) months from date of Note, during which interest shall continue to accrue. Commencing on NOVEMBER_10__, 2020 Borrower must pay principal and interest payments of $39,890.52 every month; payments must be made on the _10th_ calendar day in the months they are due.

 Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

If the Loan is forgiven in part, but not in full, in accordance with the terms of the Note, Lender must adjust the payment amount as needed to amortize the unforgiven principal over the remaining term of the Note.

 Loan Prepayment: Notwithstanding any provision in this Note to the contrary, Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

(a)
Give Lender written notice;

(b)
Pay all accrued interest; and

(c)
If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days interest from the date Lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph (b) above.

 If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

 All remaining principal and accrued interest is due and payable two (2) years from date of Note.

 Conditional Loan Forgiveness: The Loan evidenced by this Note was made by Lender to Borrower under the Paycheck Protection Program (15 U.S.C. § 636(a)(36)) enacted by Congress under the Coronavirus

Aid, Relief and Economic Security Act (the “Act”). The Act (including the guidance issued by SBA and U.S. Department of the Treasury related thereto) provides that all or a portion of this Loan may be forgiven upon request from Borrower to Lender, provided the Loan proceeds are used in accordance with the terms of the Act, Borrower is not in default under the Loan or any of the Loan Documents, and Borrower has provided documentation to Lender supporting such request for forgiveness that includes verifiable information on Borrower’s use of the Loan proceeds, to Lender’s satisfaction, in its sole discretion. Lender shall determine the amount to be forgiven within sixty (60) days of receiving all necessary information from Borrower related to such request.

 The amount of the Loan eligible for forgiveness shall be equal to the sum of the following expenditures made by Borrower during the eight (8) week period commencing on the date of Note:

(a)
Payroll costs (as defined in the Act);

(b)
Interest payments on any mortgage in effect prior to February 15, 2020 (excluding any prepayment or any payment on principal); and

(c)
Rent payments (including any payments due under a lease agreement) under an agreement in effect prior to February 15, 2020;

(d)
Utility payments under any utility contracts in effect prior to February 15, 2020.

 No less than seventy-five percent (75%) of the amount eligible for forgiveness shall be used by Borrower for payroll costs.

 The amount eligible for forgiveness shall be reduced in accordance with the Act based upon (i) Borrower’s use of loan proceeds, (ii) if Borrower reduces its number of employees below the average number of fulltime equivalent employees employed by Borrower prior to February 15, 2020, or (iii) if Borrower reduces its employees’ wages. Any foregoing reduction of forgiveness shall be made in accordance with the terms of the Act.

  All remaining principal and accrued interest is due and payable two (2) years from date of Note.

EACH OF THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY

TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND/OR STATUTORY CLAIMS. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

4.
DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower:

A.
Fails to do anything required by this Note and other Loan Documents;

B.
Defaults on any other loan with Lender;

C.
Does not preserve or account, to Lender’s satisfaction, the use of the Loan proceeds;

D.
Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E.
Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

F.
Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;

G.
Fails to pay any taxes when due;

H.
Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I.
Has a receiver or liquidator appointed for any part of their business or property;

J.
Makes an assignment for the benefit of creditors;

K.
Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;

L.
Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or

M.
Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5.
LENDER’S RIGHTS IF THERE IS A DEFAULT:

 Without notice or demand and without giving up any of its rights, Lender may:

A.
Require immediate payment of all amounts owing under this Note;

B.
Collect all amounts owing from Borrower; or

C.
File suit and obtain judgment.

6.
LENDER’S GENERAL POWERS:

 Without notice and without Borrower’s consent, Lender may:

A.
Incur expenses to collect amounts due under this Note and enforce the terms of this Note or any other Loan Document. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

B.
Release anyone obligated to pay this Note;

C.
Assign this Note for good and valuable consideration in the future and such assignment shall not hinder or impair the enforceability of this Note; and

D.
Take any action necessary to collect amounts owing on this Note.

7.
REPLACEMENT NOTE:

Lender reserves the right to require, and Borrower agrees, that Borrower will sign and deliver a Replacement Promissory Note if a new template Note is issued and required by SBA under the Act for Paycheck Protection Program loans.

8.
WHEN FEDERAL LAW APPLIES:

 When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

9.
SUCCESSORS AND ASSIGNS:

 Under this Note, Borrower includes its successors, and Lender includes its successors and assigns.

10.
GENERAL PROVISIONS:

A.
All individuals and entities signing this Note are jointly and severally liable.

B.
Borrower waives all suretyship defenses.

C.
Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to comply with the Act.

D.
Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E.
Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F.
If any part of this Note is unenforceable, all other parts remain in effect.

G.
To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee or did not obtain the fair market value of any collateral at a sale.

11.
STATE-SPECIFIC PROVISIONS:

 [Insert State-Specific Provisions Here]

OR

NONE

12.
ELECTRONIC SIGNATURES:

Borrower agrees that the electronic signature(s), whether digital or encrypted, of Borrower included in this Note, if any, are intended to authenticate this writing and to have the same force and effect as manual signatures. The term “electronic signature” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures pursuant to the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309) as amended from time to time. Without limiting the generality of the foregoing, delivery of an executed counterpart's signature page of this Note, by facsimile, electronic mail in portable document format (.pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, has the same effect as delivery of an executed original of this Note.

13.
BORROWER’S NAME(S) AND SIGNATURE(S):

 By signing below, each individual or entity becomes obligated under this Note as Borrower.

INFINITE GROUP, INC

                           By: /s/ James A. Villa

 NAME: James A. Villa
 ITS: President

    Witnessed: By: Andrew Hoyen

  COO

Modeled From:
SBA Form 147 (06/03/02) Version 4.1  Page [Insert Page Number]/1